Accounting Policies	12 Months Ended
Sep. 30, 2010
Business Description and Accounting Policies [Text Block]

Note 1. Description of Business and Summary of Significant Accounting Policies

Organization - Neah Power Systems, Inc. was incorporated in the State of Nevada in February 2001, under the name Growth Mergers, Inc. In 2006, pursuant to terms of an Agreement and Plan of Merger as amended, a wholly-owned subsidiary of Growth Mergers, Inc., merged with and into Neah Power Washington. Following the merger, Growth Mergers, Inc. changed its name to Neah Power Systems, Inc. and became the parent corporation of Neah Power Washington. Neah Power Systems, Inc., together with its subsidiary, is referred to as the “Company” or “we”.

Business - We are engaged in the development and sale of renewable energy solutions. Our fuel cells are designed to replace existing rechargeable battery technology in mobile electronic devices and small-scale transportation vehicles. Our long-lasting, efficient and safe power solutions for these devices, such as notebook PCs, military radios, and other power-hungry computer, entertainment and communications products, use our patented, silicon-based design with higher power densities to enable lighter-weight, smaller form-factors and potentially lower costs. We have one operating segment. Our laboratory facilities and corporate office is located in Bothell, Washington.

Going Concern - The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of our company as a going concern. Since our inception, we have reported net losses, including losses of approximately $5.2 million and $6.5 million during the years ended September 30, 2010 and 2009, respectively, and we expect losses to continue in the near future as we grow and redeploy our operations. At September 30, 2010, we have a working capital deficit of $4.3 million and an accumulated deficit of $53.5 million. Net cash used by operating activities approximated $1.2 million and $1.0 million during the years ended September 30, 2010 and 2009, respectively. We have funded our operations through sales of common stock and to a lesser extent short-term borrowings. In this regard, during the fiscal year ended September 30, 2010, we raised approximately $1.1 million through sales of our common stock and $183,000 through note payable borrowings. Subsequent to our fiscal year ended September 30, 2010 we received approximately $103,000 from investors in advances for equity or debt investment.

During the last half of 2010, funds raised though sales of common stock have not been sufficient to continue to support certain operating activities, which has led to postponement in the deployment of our business strategy and curtailment of research and development activities. We have significantly reduced the number of staff to reduce our operating costs, while we focus on raising capital. Without additional funding, our cash is estimated to support our operations only through the end of January 2011. These factors, and those of the preceding paragraph, raise substantial doubt about our ability to continue as a going concern.

We require additional financing to execute our business strategy and to satisfy our near-term working capital requirements. Our operating expenses will consume a material amount of our cash resources. Our management intends to raise additional financing to fund future operations and to provide additional working capital to further fund our growth. We are actively seeking to raise additional capital through the sale of shares of our capital stock. If management deems necessary, we might also seek additional funds through borrowings. There is no assurance that such financing will be obtained in sufficient amounts necessary or on terms favorable or on terms acceptable to us to meet our needs. In the event that we cannot obtain additional funds, on a timely basis or our operations do not generate sufficient cash flow, we may be forced to curtail our development or cease our activities.

The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

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Use of estimates in the preparation of financial statements - Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The more significant accounting estimates inherent in the preparation of our consolidated financial statements include estimates as to the, valuation of equity related instruments and valuation allowance for deferred income tax assets.

Consolidation - The consolidated financial statements include the accounts of our company and our wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated.

Cash and cash equivalents - We consider all highly liquid investments purchased with maturities of three months or less to be cash equivalents. We place our cash balances with high credit quality financial institutions. At times, such balances may be in excess of the FDIC insurance limit. At September 30, 2010, no amounts were in excess of the FDIC limit.

Contingencies - Certain conditions may exist as of the date financial statements are issued, which may result in a loss but which will only be resolved when one or more future events occur or not occur. We assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to pending legal proceedings that are pending against us or unasserted claims that may result in such proceedings, we evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates that it is probable that a liability has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in our financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable would be disclosed.

Concentrations – All of our revenues in the year ended September 30, 2009 were from one customer. We had no revenues in 2010.

Fair value of financial instruments - We measure our financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash and cash equivalents, accounts payable, notes payable, and accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

Property and Equipment - Property and equipment is stated at cost. Additions and improvements that significantly add to the productive capacity or extend the life of an asset are capitalized. Maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over three to five years. Leasehold improvements are amortized over the lesser of the estimated remaining useful life of the asset or the remaining lease term.

Impairment of Long-Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. We have not recognized any impairment.

Income taxes - We account for income taxes using an asset and liability method which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts expected to be realized. We continue to provide a full valuation allowance to reduce our net deferred tax asset to zero, inasmuch as we have not determined that realization of deferred tax assets is more likely than not. The provision for income taxes represents the tax payable for the period and change during the period in net deferred tax assets and liabilities.

Revenue recognition - We recognize revenue when we have persuasive evidence of an arrangement, the services have been provided to the customer, the price for services is fixed and determinable, no significant unfulfilled obligations exist and collectability is reasonably assured. Contract revenues consist of amounts recorded from services provided to a single customer. Revenues earned under contracts are recognized as services are provided. Upfront payments received under contractual arrangements are deferred and recognized as revenue over the service period.

Research and Development Expense - Research and development costs are expensed as incurred.

Share based compensation - We use the Black-Scholes-Merton option pricing model as our method of valuation for stock-based awards. Stock-based compensation expense is based on the value of the portion of the stock-based award that will vest during the period, adjusted for expected forfeitures. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual or updated results differ from our current estimates, such amounts will be recorded in the period the estimates are revised. The Black-Scholes-Merton option pricing model requires the input of highly subjective assumptions, and other reasonable assumptions could provide differing results. Our determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by our stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected life of the award and expected stock price volatility over the term of the award. Stock-based compensation expense is recognized on a straight-line basis over the applicable vesting period (deemed the requisite service period) based on the fair value of such stock-based awards on the grant date.

Net loss per share - Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Common stock equivalents are excluded as the effect would be anti-dilutive due to our net losses. The following numbers of shares have been excluded from net loss per share computations for the years ended September 30, 2010 and 2009:

	2010	2009
Convertible debt	54,488	292,039
Common stock options	3,936,760	2,862,745
Common stock purchase warrants	974,474	636,832

Recent Accounting Pronouncements –

In 2007, the FASB issued guidance regarding “Business Combinations’ which replaces previous guidance. The new provisions establish principles and requirements for how the acquirer recognizes and measures identifiable assets acquired, liabilities assumed, any noncontrolling interest and goodwill acquired, and also provide for disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Additional amendments address the recognition and initial measurement, subsequent measurement, and disclosure of assets and liabilities arising from contingencies acquired as part of a business combination. The newly issued guidance is effective for fiscal years beginning after December 15, 2008 and is applied prospectively to business combinations completed on or after that date. The provisions are effective for our fiscal year ended September 30, 2010 and we applied the guidance in preparing our September 30, 2010 consolidated financial statements.

In 2009, the FASB issued guidance regarding “Measuring Liabilities at Fair Value”, which amends “Fair Value Measurements and Disclosures”, and provides clarification for the valuation techniques available when valuing a liability when a quoted price for an identical liability is not available, and clarifies that no adjustment is necessary related to the existence of restrictions that prevent the transfer of the liability. The amendments in this update require the use of valuation techniques that use the quoted price of an identical liability when traded as an asset, or quoted prices for similar liabilities or similar liabilities when traded as assets. The guidance is effective for the first reporting period, including interim periods, beginning after issuance on August 26, 2009, and is effective for our fiscal year ended September 30, 2010. Expanded disclosures related to significant transfers in and out of Level 1 and Level 2, and the requirement related to the presentation of the Level 3 reconciliation are not applicable us at September 30, 2010, as we had no transfers in valuation levels or Level 3 financial assets and liabilities.

In October 2009, the Financial Accounting Standards Board (“FASB”) issued a new accounting standard which provides guidance for arrangements with multiple deliverables. Specifically, the new standard requires an entity to allocate consideration at the inception of an arrangement to all of its deliverables based on their relative selling prices. In the absence of vendor-specific objective evidence or third-party evidence of the selling prices, consideration must be allocated to the deliverables based on management’s best estimate of the selling prices. In addition, the new standard eliminates the use of the residual method of allocation. In October 2009, the FASB also issued a new accounting standard which changes revenue recognition for tangible products containing software and hardware elements. Specifically tangible products containing software and hardware that function together to deliver the tangible products’ essential functionality are scoped out of the existing software revenue recognition guidance and will be accounted for under the multiple –element arrangements revenue recognition accounting guidance. We adopted these new standards in the first quarter of 2010 using the prospective method, and the adoption did not have a material impact on our consolidated financial statements.